Pension Benefits - Pension Plans with Benefit Obligations and Accumulated Benefit Obligations in Excess of Plan Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Defined Benefit Plan Plans With Benefit Obligations In Excess Of Plan Assets [Abstract]
Benefit obligation	$ 88,140	$ 125,945
Fair value of plan assets	71,955	106,616
Accumulated benefit obligation	1,319	4,350
Fair value of plan assets	$ 689	$ 2,795